Prospectus Supplement

John Hancock Bond Trust (the Trust)

John Hancock ESG Core Bond Fund (the fund)

Supplement dated January 31, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

The following information supplements and supersedes any information to the contrary relating to the fund contained in a prior supplement dated December 12, 2024.

At its meeting held on December 10-12, 2024, the Board of Trustees of the Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that the continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally stopped accepting orders to purchase shares of the fund effective January 13, 2025 but may accept orders at its sole discretion. Discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that included the fund as an investment option as of the close of business January 13, 2025, may continue to make the fund shares available to new and existing accounts. On or about April 4, 2025 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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